UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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 FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 9, 2018
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Perrigo Company plc

(Exact name of registrant as specified in its charter)
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Commission file number 001-36353

Ireland	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Treasury Building, Lower Grand Canal Street, Dublin 2, Ireland	-
(Address of principal executive offices)	(Zip Code)
+353 1 7094000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]     Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)
[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
[ ]         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 1.01 Entry into a Material Definitive Agreement.
As previously disclosed, on December 5, 2014, Perrigo Company plc (the “Company”), a public limited company organized under the laws of Ireland (the “Company”) and Perrigo Finance Unlimited Company (formerly Perrigo Finance plc), a public unlimited company organized under the laws of Ireland and a wholly-owned finance subsidiary of the Company (“Perrigo Finance”), entered into:

(i)
a senior unsecured Revolving Credit Agreement (as amended from time to time, the “Existing Revolving Credit Agreement”), among the Company, Perrigo Finance, as borrower, the financial institutions listed on the signature pages thereof as lenders, JPMorgan Chase Bank, N.A. (“JPMorgan”), as administrative agent for the lenders and Barclays Bank plc (“Barclays”), as syndication agent for the lenders; and

(ii)
a senior unsecured Term Loan Credit Agreement (as amended from time to time, the “Existing Term Loan Credit Agreement” and, together with the Existing Revolving Credit Agreement, the “Existing Credit Agreements”), among the Company and Perrigo Finance, as borrowers, the financial institutions listed on the signature pages thereof as lenders, JPMorgan, as administrative agent for the lenders and, Barclays, as syndication agent for the lenders, as amended on February 26, 2016.

Effective March 8, 2018 (the “Effective Date”), the Company terminated the Existing Credit Agreements, and replaced the Existing Credit Agreements by entering into:

(i)
a new senior unsecured Revolving Credit Agreement (the “New Revolving Credit Agreement”), among the Company, Perrigo Finance, as borrower, the financial institutions listed on the signature pages thereof as lenders, JPMorgan, as administrative agent for the lenders and HSBC Bank USA, N.A. and Wells Fargo Bank, National Association as syndication agents for the lenders; and

(ii)
a new senior unsecured Term Loan Credit Agreement (the “New Term Loan Credit Agreement” and, together with the New Revolving Credit Agreement, the “New Credit Agreements”), among the Company, Perrigo Finance, as borrower, the financial institutions listed on the signature pages thereof as lenders, JPMorgan, as administrative agent for the lenders, and HSBC Bank USA, N.A. and Wells Fargo Bank, National Association as syndication agents for the lenders.

The New Credit Agreements provide for:

•
Revolving Facility: a $1.0 billion senior unsecured revolving line of credit (including a $50.0 million letter of credit sub-facility and a $150.0 million swingline sub-facility), maturing as of the fifth anniversary of the Effective Date, and

•
Term Facility: €350 million in senior unsecured term loan financing, maturing on the second anniversary of the Effective Date. The Term Facility will be subject to quarterly amortization equal to 3.125% of the original amount of the Term Facility. Any remaining amounts outstanding under the Term Facility will be payable in full on the maturity date.

The proceeds from the borrowings under the New Term Loan Credit Agreement will be used to refinance existing indebtedness under the Existing Term Loan Credit Agreement.   The New Revolving Credit Agreement will be available to, among other things, fund working capital and for other general corporate purposes.

The obligations of Perrigo Finance under the New Credit Agreements are unsecured. The obligations of Perrigo Finance under the New Credit Agreements are guaranteed by the Company on an unsecured basis.

The New Credit Agreements include uncommitted incremental facilities, which, subject to certain conditions, provide for additional term loans and/or revolving loans in an aggregate amount not to exceed $500.0 million.

Amounts outstanding under each New Credit Agreement will bear interest, at the borrower’s option, either:

(i)
at the alternate base rate (defined as the highest of (a) the administrative agent’s prime rate, (b) the federal funds rate plus 0.50% and (c) the applicable interest rate for a eurocurrency loan (the “eurocurrency rate”) with a one month interest period beginning on such day plus 1.00%) or

(ii)	at the eurocurrency rate;

plus an applicable margin, which will vary based upon on the debt rating of the Company:

(a) for New Revolving Credit Agreement, between 1.125% and 2.000% in the case of loans borrowed at the eurocurrency rate and between 0.125% and 1.000% in the case of loans borrowed at the alternate base rate, and

(b) for the New Term Loan Credit Agreement, between 1.000% and 1.750% in the case of loans borrowed at the eurocurency rate and between 0.000% and 0.750% in the case of loans borrowed at the alternate base rate.

In addition, Perrigo Finance has agreed to pay:

(a)	a commitment fee in respect of the unutilized commitments under the New Revolving Credit Agreement, which shall vary depending on the debt rating of the Company; and

(b)
upon the issuance of letters of credit under the New Revolving Credit Agreement, a fronting fee, customary issuance and administrative fees and a letter of credit fee equal to the applicable margin for LIBO Rate borrowings under the New Revolving Credit Agreement.

The borrower may voluntarily prepay the loans and terminate commitments under the New Credit Agreements at any time without premium or penalty.

Each of the New Credit Agreements contain negative covenants that, subject to certain exceptions, limit, among other things, the ability of (i) the Company’s non-guarantor subsidiaries to incur additional indebtedness and (ii) the Company and its subsidiaries to pledge their assets as security, make investments, loans, advances, guarantees, dispose of their assets, undergo fundamental changes and enter into transactions with affiliates. Beginning with the fiscal quarter ending on or about March 31, 2018, the Company is required to maintain a leverage ratio of not more than 4.0 to 1.0, as described in more detail in the New Credit Agreements. Beginning with the fiscal quarter ending on or about September 30, 2018, the Company is required to maintain a leverage ratio of not more than 3.75 to 1.0, in each case subject to a step-up for the fiscal quarter in which a qualified acquisition takes places and for the four following fiscal quarters, as described in more detail in each of the New Credit Agreements.

Each of the New Credit Agreements contain events of default that are customary for a facility of this nature, including (subject in certain cases to grace periods and thresholds) non-payment of principal, non-payment of interest, fees or other amounts, material inaccuracy of representations and warranties, violation of covenants, payment cross-default to other material indebtedness, bankruptcy or insolvency events, material judgment defaults and change of control as specified in each of the New Credit Agreements. If an event of default occurs, the commitments of the lenders to lend under the New Credit Agreements may be terminated and the maturity of amounts owed may be accelerated.

The foregoing description of the New Credit Agreements does not propose to be complete and is qualified in its entirety by reference to the full text of the New Revolving Credit Agreement and the New Term Loan Credit Agreement, copies of which are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and the terms of which are incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.
The information set forth under “Item 1.01. Entry into a Material Definitive Agreement” is incorporated by reference into this Item 1.02. Pursuant to the terms of the Existing Credit Agreements, the Company and Perrigo Finance terminated the Existing Credit Agreements without any early termination penalty or prepayment premium.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

The information set forth in Item 1.01 in this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.1	Revolving Credit Agreement by and among Perrigo Finance Unlimited Company, Perrigo Company plc, JPMorgan Chase Bank, N.A., and the other lenders party thereto, dated as of March 8, 2018.
Exhibit 10.2	Term Loan Credit Agreement by and among Perrigo Finance Unlimited Company, Perrigo Company plc, JPMorgan Chase Bank, N.A., and the other lenders party thereto, dated as of March 8, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)
PERRIGO COMPANY PLC

		By:	/s/ Todd Kingma
Dated:	March 9, 2018		Todd Kingma
Executive Vice President,General Counsel and
Company Secretary